NEW ENGLAND FUNDS TRUST I
                        NEW ENGLAND FUNDS TRUST II

 Supplement dated October 31, 1995 to New England Stock Funds Prospectuses
                             dated May 1, 1995
                      and as Revised August 21, 1995

The following paragraphs are added to the section of the Prospectuses captioned "Fund Management" for New England Capital Growth Fund, New England Balanced Fund, New England Growth Fund, New England International Equity Fund, New England Star Advisers Fund, New England Value Fund and New England Growth Opportunities Fund (the "Funds"):

 The investment adviser of each Fund (other than New England Growth Fund and New England Star Advisers Fund), and the subadviser of New England Growth Opportunities Fund, are wholly-owned subsidiaries of New England Investment Companies, L.P. ("NEIC"). NEIC is the indirect owner of a majority limited partnership interest in New England Growth Fund's investment adviser. NEIC serves as investment adviser to New England Star Advisers Fund. Loomis, Sayles & Company, L.P. ("Loomis Sayles"), one of New England Star Advisers Fund's subadvisers, is also a wholly-owned subsidiary of NEIC. New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

 The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing investment advisory agreements and the subadvisory agreements with NEIC and its affiliate companies. Under the Act, such an "assignment" will result in the automatic termination of those agreements, effective at the time of the merger. In the case of New England Star Advisers Fund, the subadvisory agreements between NEIC and the Fund's three subadvisers other than Loomis Sayles provide that they will terminate automatically upon any termination of the Fund's investment advisory agreement with NEIC. Those subadvisory agreements will also terminate at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.

The following paragraphs are added to the section of the Prospectuses captioned "Fund Management" for New England International Equity Fund:

 NEIC, the parent company of Draycott Partners, Ltd. ("Draycott"), has agreed to sell Draycott to Cursitor Holdings, Ltd. U.K. ("Cursitor"). Draycott serves as the investment adviser to the Fund. The sale is expected to occur in late December, 1995. The sale is subject to a number of conditions, including approval by the Fund's shareholders of new investment advisory arrangements for the Fund. Under these new arrangements, New England Funds Management, L.P., a subsidiary of NEIC, would become the Fund's investment adviser, and Draycott would continue to be responsible, as subadviser, for the day-to-day management of the Fund's investment portfolio. A proxy statement describing the new arrangements will be sent to shareholders of the Fund prior to their being asked to vote on the new arrangements. No changes in the Fund's investment objective or policies, or in the portfolio management personnel responsible for the Fund's day-to-day investment management, are contemplated in connection with the sale.

 Cursitor, headquartered at 66 Buckingham Gate, London, England SW1E 6AU, is an international investment management group that had approximately $9.4 billion of assets under management at September 30, 1995.

 On October 24, 1995, Alliance Capital Management, L.P. ("Alliance Capital") announced that it had agreed in principle to acquire the business of Cursitor and of an affiliated company, Cursitor-Eaton Asset Management Company. If consummated, this acquisition would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance Capital would own a 93% interest. Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company.

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

 Investment checks should be made payable to New England Funds.

 New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

 New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

The following sentence is added to the section of the Prospectuses captioned "Buying Fund Shares--Growth Fund Eligibility":

 Shares of New England Growth Fund are available for purchase by 401(k) retirement plans.